Exhibit 99.1 Press Release

Allied Nevada Completes 75% Divestiture of Hasbrouck to West Kirkland Mining for $20 Million

April 23, 2014 | Reno, Nevada - Allied Nevada Gold Corp. (“Allied Nevada” or the “Company”) (TSX: ANV; NYSE MKT: ANV) is pleased to announce that we have completed the sale of a 75% controlling interest in the Hasbrouck and Three Hills properties (the “Property”) to West Kirkland Mining (“WKM”) (TSXV:WKM) for $20 million (including the US$500,000 non-refundable deposit previously received) pursuant to the Letter Agreement (the “Agreement”).
WKM paid Allied Nevada a non-refundable US$500,000 upon signing of the Agreement in January 2014, and agreed to pay an additional US$19.5 million upon closing for a 75% controlling interest in the Project. The final $10 million for the 25% interest retained by Allied Nevada is to be paid within 30 months after the closing date, subject to Allied Nevada’s option to retain its 25% interest in the Project. In the event WKM does not meet its final US$10 million commitment to Allied Nevada, or if Allied Nevada exercises its option to decline the final payment and retain its interest in the Property, the Property will be placed into a joint venture with WKM holding a 75% interest and Allied Nevada retaining a 25% interest.

For further information on Allied Nevada, please contact:

Randy Buffington	Tracey Thom
President and CEO	Vice President, Investor Relations
(775) 358-4455	(775) 789-0119

Cautionary Statement Regarding Forward Looking Information
This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and the equivalent under Canadian securities laws) and the Private Securities Litigation Reform Act (the “PSLRA”) or in releases made by the U.S. Securities and Exchange Commission (the “SEC”), all as may be amended from time to time. This cautionary statement is being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefit of the “safe harbor” provisions of such laws.

All statements, other than statements of historical fact, included herein or incorporated by reference, that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe”, “project”, “target”, “budget”, “may”, "can", “will”, “would”, “could”, "should", “seeks”, or “scheduled to”, or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Such forward-looking statements include, without limitation, statements regarding our future business strategy, plans and goals; the anticipated timing of the final payment for the Property and other statements that are not historical facts. Forward-looking statements address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, and are based on current expectations and assumptions. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those in the forward-looking statements include, among others, risks that WKM may not fund the remaining $10 million consideration for the remainder of the Property; uncertainty as to WKM’s ability to secure financing to develop the Property; risks that Allied Nevada’s exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold and silver; an increase in the cost or timing of new projects; the inherently hazardous nature of mining-related activities; as well as those factors discussed in Allied Nevada’s filings with the SEC including Allied Nevada’s latest Annual Report on Form 10-K and its other SEC filings (and Canadian filings) including, without limitation, its latest Quarterly Report on Form 10-Q (which may be secured from us, either directly or from our website at www.alliednevada.com or at the SEC website www.sec.gov). Although Allied Nevada has attempted to identify important factors that could cause actual results, performance or achievements to differ materially from those described in forward-looking statements, there may be other factors that cause results, performance or achievements not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results, performance and achievements and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The Company does not intend to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.